                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No.  2)

                                CURRENT REPORT

                     Pursuant to section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 13, 1998
                                                 -------------------


                              Fonix Corporation
---------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



                                    Delaware
---------------------------------------------------------------------------
      (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
---------------------------          ------------------------------------
  (Commission file number)             (I.R.S. Employer Identification No.)



   1225 Eagle Gate Tower, 60 East South Temple Street
   Salt Lake City, Utah                                        84111
 --------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 328-8700



                                Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                            EXPLANATORY NOTE

         On March 30, 1998, Fonix Corporation, a Delaware corporation (the "Company" or "Fonix"), filed a Current Report on Form 8-K dated as of March 13, 1998, and pertaining to the Merger of AcuVoice, Inc., a California corporation with and into Fonix Acquisition Corporation, a wholly-owned subsidiary of the Company. On May 21, 1998, the Company filed Amendment No. 1 to the Current Report to submit the audited and unaudited financial statements of AcuVoice, Inc., and certain pro forma financial information required by Item 7 of Form 8-K. This Amendment No. 2 is filed to provide revised pro forma financial information and related notes to reflect the revised valuation of purchased in-process research and development. Because the audited and unaudited financial statements filed with Amendment No. 1 did not change, the Company is not refiling the audited or unaudited financial statements.

Item 7. Financial Statements and Exhibits.                       Page
                                                               -------
(b)      Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidating
  Statements of Operations For the Year Ended
  December 31, 1997.............................................P-1

Unaudited Pro Forma Condensed Consolidating
  Statements of Operations for the Three Months Ended
  March 31, 1998................................................P-2

Notes to Unaudited Pro Forma Condensed Consolidating
  Statements of Operations......................................P-3

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Fonix Corporation



                                            By:
                                               --------------------------------
                                               Douglas L. Rex
                                               Chief Financial Officer

Date:    June 18, 1999

                       Fonix Corporation and Subsidiaries
                          [A Development Stage Company]
      Unaudited Pro Forma Condensed Consolidating Statements of Operations
                      For the Year Ended December 31, 1997

                                                                                        Pro Forma
                                                          Fonix    AcuVoice, Inc.      Adjustments           Consolidated
                                                    Corporation       (Note 1)           (Note 2)              Pro Forma
                                              -----------------  ------------------  ----------------      -----------------

Revenues                                      $              -   $         766,627   $             -       $        766,627
                                              -----------------  ------------------  ----------------      -----------------

Expenses:
      Research and development                       7,066,294             332,809                 -              7,399,103
      General and administrative                    12,947,112             242,289         2,002,750  (a)        15,192,151
                                              -----------------  ------------------  ----------------      -----------------

            Total expenses                          20,013,406             575,098         2,002,750             22,591,254
                                              -----------------  ------------------  ----------------      -----------------

Income (loss) from operations                      (20,013,406)            191,529        (2,002,750)           (21,824,627)
                                              -----------------  ------------------  ----------------      -----------------

Other income (expense):
      Interest income                                1,199,610               4,716                 -              1,204,326
      Interest expense                              (2,758,288)            (38,057)                -             (2,796,345)
                                              -----------------  ------------------  ----------------      -----------------

            Total other expense, net                (1,558,678)            (33,341)                -             (1,592,019)
                                              -----------------  ------------------  ----------------      -----------------

Net income (loss) before extraordinary item        (21,572,084)            158,188        (2,002,750)           (23,416,646)

Dividends on preferred stock                         2,721,991                  -                  -              2,721,991
                                              -----------------  ------------------  ----------------      -----------------

Net income (loss) applicable to common
     stockholders before extraordinary items  $    (24,294,075)  $         158,188$       (2,002,750)      $    (26,138,637)
                                              =================  ==================  ================      =================

Basic and diluted net loss per common share
  before extraordinary items                  $          (0.57)                                            $          (0.58)
                                              =================                                            =================

Weighted average common shares outstanding          42,320,188                             2,692,216  (b)        45,012,404
                                              =================                      ================      =================

                      Fonix Corporation and Subsidiaries
                        [A Development Stage Company]
     Unaudited Pro Forma Condensed Consolidating Statements of Operations
                   For the Three Months Ended March 31, 1998

                                                                                             Pro Forma
                                                                  Fonix  AcuVoice, Inc.     Adjustments         Consolidated
                                                            Corporation     (Note 1)         (Note 2)             Pro Forma
                                                        --------------- ----------------- ---------------      ---------------

Revenues                                                $    1,295,785  $         50,808  $       (4,073)  (c) $    1,342,520
                                                        --------------- ----------------- ---------------      ---------------

Expenses:
     Purchased in-process research and development           9,315,000                 -      (9,315,000)  (d)              -
     Research and development                                2,701,203            60,774         (18,762)  (c)      2,743,215
     General and administrative                              1,478,863            76,115         401,993   (a)      2,037,357
                                                                                                 (19,614)  (c)
                                                        --------------- ----------------- ---------------      ---------------

          Total expenses                                    13,495,066           236,889      (8,951,383)           4,780,572
                                                        --------------- ----------------- ---------------      ---------------

Loss from operations                                       (12,199,281)         (186,081)      8,947,310           (3,438,052)
                                                        --------------- ----------------- ---------------      ---------------

Other income (expense):
     Interest income                                           271,477             7,766               -              279,243
     Interest expense                                         (311,924)           (7,941)              -             (319,865)
                                                        --------------- ----------------- ---------------      ---------------

          Total other expense, net                             (40,447)             (175)              -              (40,622)
                                                        --------------- ----------------- ---------------      ---------------

Net loss                                                   (12,239,728)         (186,256)      8,947,310           (3,478,674)

Dividends on preferred stock                                   131,660                 -              -               131,660
                                                        --------------- ----------------- ---------------      ---------------

Net loss applicable to common stockholders              $  (12,371,388) $       (186,256) $    8,947,310       $   (3,610,334)
                                                        =============== ================= ===============      ===============

Basic and diluted net loss per common share             $        (0.27)                                        $        (0.08)
                                                        ===============                                        ===============

Weighted average common shares outstanding                   45,740,942                        2,153,773   (b)     47,894,715
                                                        ===============                   ===============      ===============

                       Fonix Corporation and Subsidiaries
                          [A Development Stage Company]
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                            STATEMENTS OF OPERATIONS

Note 1.  Basis of Presentation

The Company established a wholly owned subsidiary for the purpose of acquiring AcuVoice, Inc., a California corporation, in a merger transaction. After the acquisition, the subsidiary, which was the surviving entity, changed its name to fonix/AcuVoice, Inc. ("fonix/AcuVoice"). fonix/AcuVoice develops and markets text-to-speech or speech synthesis technologies and products directly to end-users, systems integrators and original equipment manufacturers for use in the telecommunications, multi-media, education and assistive technology markets. The acquisition was completed on March 13, 1998. The Company exchanged 2,692,216 shares of restricted common stock (having a market value of $16,995,972 on that date) and a cash payment of approximately $8,000,000 for all of the then outstanding common shares of AcuVoice, Inc. The AcuVoice, Inc. acquisition was accounted for as a purchase.

The excess of the purchase price over the estimated fair market value of the acquired tangible net assets of AcuVoice, Inc. was $25,339,840, of which $11,192,000 was capitalized as purchased core technology, $4,832,840 was capitalized as goodwill and $9,315,000 was expensed as purchased in-process research and development.

The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998, present the results of operations of the Company as if the acquisition of AcuVoice, Inc. had occurred on January 1, 1997. AcuVoice, Inc.'s fiscal year ended November 30 and fonix corporation's fiscal year ended December 31. The pro forma results have been prepared for illustrative purposes only and do not purport to be indicative of the results which would have occurred had the acquisition been effected on January 1, 1997, nor are they indicative of actual or future operating results. These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the condensed consolidated financial statements and the notes thereto included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1998 and the historical financial statements of AcuVoice, Inc. and the notes thereto included elsewhere in this report on Form 8-K/A.

Note 2.  Pro Forma Adjustments

         (a) Amortization of $11,192,000 in purchased core technology and $4,832,840 in goodwill, which are being amortized on a straight-line basis over eight years.

         (b) Issuance of 2,692,216 shares of restricted common stock in connection with the acquisition. The change in the weighted average number of common shares outstanding for the three months ended March 31, 1998, is the incremental increase for the period through the date of acquisition.

         (c) The historical operations of fonix/AcuVoice for the period from March 14, 1998 to March 31, 1998 are included in the operating results of fonix corporation for the three months ended March 31, 1998. The results of this 18-day period are eliminated from the pro forma condensed consolidated statement of operations for the three months ended March 31, 1998, so as not to be duplicative when consolidating with the results from the three-month period of AcuVoice, Inc.

         (d) Purchased in-process research and development in the amount of $9,315,000 was expensed at the date of the acquisition. This expense is a non recurring charge directly attributable to the acquisition and is therefore eliminated from the pro forma condensed consolidating statement of operations for the three months ended March 31, 1998.